EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Val J. Christensen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of EnergySolutions, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2011 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of EnergySolutions, Inc.

August 9, 2011

	By:	/s/ VAL J. CHRISTENSEN
Val J. Christensen,
President and Chief Executive Officer

I, William R. Benz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report of EnergySolutions, Inc. on Form 10-Q for the fiscal quarter ended June 30, 2011 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of EnergySolutions, Inc.

August 9, 2011

	By:	/s/ WILLIAM R. BENZ
William R. Benz,
Executive Vice President and
Chief Financial Officer

A manually signed original of this written statement required by Section 906 has been provided to EnergySolutions, Inc. and will be retained by EnergySolutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.